Restricted net assets	12 Months Ended
Dec. 31, 2020
Restricted Net Assets [Abstract]
Restricted net assets
24.	Restricted net assets

Relevant PRC laws and regulations permit payments of dividends by the Group’s subsidiary and the VIE incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Group’s subsidiary and the VIE in the PRC are required to annually appropriate 10% of their net after-tax income to the statutory general reserve fund prior to payment of any dividends, unless such reserve funds have reached 50% of their respective registered capital. As a result of these and other restrictions under PRC laws and regulations, the Group’s subsidiaries and the VIEs incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. There are no significant differences between US GAAP and PRC accounting standards in connection with the reported net assets of the legally owned subsidiary in the PRC and the VIE. Even though the Company currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the Company may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends or distributions to the Company’s shareholders. Except for the above, there is no other restriction on use of proceeds generated by the Group’s subsidiaries and the VIEs to satisfy any obligations of the Company.

As of December 31, 2020, the total restricted net assets of the Company’s subsidiaries and VIEs incorporated in PRC and subjected to restriction amounted to RMB 129,057.